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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2007




                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                      0-21069                 36-3574355
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 3, 2007, Semotus Solutions, Inc. ("Semotus") entered into an amendment of the definitive Agreement and Plan of Reorganization dated November 10, 2006 with Citytalk, Inc. ("Citytalk") (the "Amendment").

The Amendment extended the time to close the contemplated merger of the two companies, as well as to extend the time to complete some key contingent events. Specifically, the Amendment extended the time within which the merger may be completed from March 1, 2007 with an extension to April 1, 2007, to March 31, 2007 with an extension to May 1, 2007. Semotus also extended the time within which Citytalk has to complete its $60 million financing from thirty days after execution of the merger agreement to ninety days, or February 9, 2007. In addition to the extensions of time, the recent amendment provides that the authorized common shares be increased upon the close of the merger from 750,000,000 to 1,500,000,000.

On January 4, 2007, Semotus issued a press release with respect to this Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ADDITIONAL INFORMATION AND WHERE TO FIND IT

Semotus intends to file a proxy statement in connection with the merger transaction involving Semotus and Citytalk before the end of the calendar year. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Semotus by contacting Semotus Investor Relations at 718 University Ave., Suite 202, Los Gatos, CA 95032, telephone (408) 399-6120, and directed to the attention of Tali Durant, Corporate Secretary.

Semotus and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Semotus in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement of Semotus described above. Additional information regarding the directors and executive officers of Semotus is also included in Semotus' proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Semotus as described above.

ITEM 9.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits. The following exhibits are filed with this report:


               Exhibit Number            Description
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                   2.1                   First Amendment to the Agreement and
                                         Plan of Reorganization by and among
                                         Semotus Solutions, Inc. and Citytalk,
                                         Inc. dated January 3, 2007.

                  99.1 Press Release of Semotus Solutions, Inc. issued on January 4, 2007.









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                       SEMOTUS SOLUTIONS, INC.


           Date:   January 5, 2007                     By: /s/ Anthony N. LaPine
                                                       -------------------------
                                                       Anthony N. LaPine,
                                                       Chief Executive Officer